Exhibit 10.4 Resolution of Board of Directors

                            RESOLUTIONS OF DIRECTORS
                                       OF
                           KEYSTONE SILVER MINES, INC.

As provided under Idaho Code, IC 30-1-82l, the following resolutions were adopted unanimously by the Board of Directors of KEYSTONE SILVER MINES, INC., deemed effective August 9, 1999:

         RESOLVED, the resignations (attached as Exhibit "A" and incorporated by reference herein) of R.M. MacPHEE and THOMAS R. MAGNUSON as officers and directors of the Company, are accepted, effective immediately.

         FURTHER RESOLVED, the Board appointed S. JEFF JOHNSON, DWIGHT BREHM, and RONALD L. McDONALD to serve as Directors to fill the vacancies caused by the resignations of R.M. MacPHEE and THOMAS R. MAGNUSON.

         FURTHER RESOLVED, the resignation (attached as Exhibit B and incorporated by reference herein) of H. F. MAGNUSON as an officer and director of the Company is accepted, effective immediately.

         FURTHER RESOLVED, that the actions of H.P. MAGNUSON as an Officer and Director, since May 29, 1991, are ratified, confirmed and approved; that the actions of R.M. MacPHEE as an Officer and Director since May 29, 1991, are ratified, confirmed and approved; and that the actions of THOMAS B. MAGNUSON as an Officer and Director, mince May 29, 1991, are ratified, confirmed and approved.

         FURTHER RESOLVED, the following persons are elected to the offices indicated next to their names:

         PRESIDENT:                        S. JEFF JOHNSON
         SECRETARY:                        DWIGHT BREHM

         FURTHER RESOLVED, the President, Secretary and Treasurer of the Company are authorized and empowered to take any and all action necessary to effectuate the foregoing resolutions, including notification of the Transfer Agent of the Company of such action.


DIRECTORS:

We, the undersigned, being all of the Directors of Keystone Silver Mines, Inc. consent to the foregoing action without a meeting and waive notice of any meeting requirement by their signatures below.


/S/ S. Jeff Johnson
--------------------------------------------------------------------------------
S. JEFF JOHNSON (a facsimile signature shall be considered the same as an original signature)


/S/ Dwight Brehm
--------------------------------------------------------------------------------
DWIGHT BREHM (a facsimile signature shall be considered the same as an original signature)


/S/ Ronald L. McDonald
--------------------------------------------------------------------------------
RONALD L. McDONALD (a facsimile signature shall be considered the same as an original signature)

                            RESOLUTIONS OF DIRECTORS
                                       OF
                           KEYSTONE SILVER MINES, INC.

As provided under Idaho Code, Idaho Code, IC 30-1-821, the following resolutions were adopted unanimously by the Board of Directors of KEYSTONE SILVER MINES, INC. deemed effective August 9,1999:

         RESOLVED, the directors of the Company hereby approve, ratify, and confirm Option Certificate No. 1, dated August 9, 1999; Option Certificate No. 2, dated August 5, 1999; Option Certificate No. 3, dated August 9, 1999; Option Certificate No. 4, dated August 9, 1999; Option Certificate No, 5, dated August 9, 1999; Option Certificate No. 6, dated August 9, 1999; and Option Certificate No. 7 dated August 9, 1999;

         FURTHER RESOLVED, the directors of the Company hereby approve, ratify, and confirm option Certificate No.1, dated August 9, 1999, between the Company and S. Jeff Johnson, pursuant to which 5,000,000 shares of the Company's Common Stock, $0.05 par value, may be purchased and otherwise transferred for a period of 2 years from the date herein for $0.05 per share, other consideration, and upon such other terms as set forth in the Option Certificate No. 1, and in connection with the transaction, the Company shall issue Certificate Number 1 (a copy of which is attached hereto as Exhibit A) representing options to purchase 5,000,000 shares of Common Stock to S. Jeff Johnson;

         FURTHER RESOLVED, the directors of the Company hereby approve, ratify, and confirm Option Certificate No. 2, dated August 9, 1999; between the Company and Harry F. Magnuson, pursuant to which 11,500 shares of the Company's Common Stock, $0.05 par value, may be purchased and otherwise transferred for a period of 2 years from the date herein for $0.05 per share, other consideration, and upon such other terms as set forth in the Option Certificate No.2, and in connection with the transaction, the Company shall issue Certificate Number 2 (a copy of which is attached hereto as Exhibit B) representing options to purchase 11,500 shares of Common Stock to Harry F. Magnuson;

         FURTHER RESOLVED, the directors of the Company hereby approve, ratify, and confirm Option Certificate No. 3, dated August 9, 1999; between the Company and Tony Dunne, pursuant to which 11,500 shares of the Company's Common Stock, $0.05 par value, may be purchased and otherwise transferred for a period of 2 years from the date herein for $0.05 per share, other consideration, and upon such other terms as set forth in the Option Certificate No.3, and in connection with the transaction, the Company shall issue Certificate Number 3 (a copy of which is attached hereto as Exhibit C) representing options to purchase 11,500 shares of Common Stock to Tony Dunne;

         FURTHER RESOLVED, the directors of the Company hereby approve, ratify, and confirm Option Certificate No. 4, dated August 9, 1999; between the Company and Mark Absec, pursuant to which 500 shares of the Company's Common Stock, $0.05 par value, may be purchased and otherwise transferred for a period of 2 years from the date herein for $0.05 per share, other consideration, and upon such other terms as set forth in the Option Certificate No.4, and in connection with the transaction, the Company shall issue Certificate Number 4 (a copy of which is attached hereto as Exhibit D) representing options to purchase 500 shares of Common Stock to Mark Absec;

         FURTHER RESOLVED, the directors of the Company hereby approve, ratify, and confirm Option Certificate No. 5, dated August 9, 1999; between the Company and Dennis O'Brien, pursuant to which 500 shares of the Company's Common Stock $0.05 par value, may be purchased and otherwise transferred for a period of 2 years from the date herein for $0.05 per share, other consideration, and upon such other terms as set fort in the Option Certificate No.5, and in connection with the transaction, the Company shall issue Certificate Number 5 (a copy of which is attached hereto as Exhibit E) representing options to purchase 500 shares of Common Stock to Dennis O'Brien;

         FURTHER RESOLVED, the directors of the Company hereby approve, ratify, and confirm Option Certificate No. 6, dated August 9, 1999; between the Company and R.M.McPhee, pursuant to which 500 shares of the Company's Common Stock, $0.05 par value, may be purchased and otherwise transferred for a period of 2 years from the date herein for $0.05 per share, other consideration, and upon such other terms as set forth in the Option Certificate No.6, and in connection with the transaction, the Company shall issue Certificate Number 4 (a copy of which is attached hereto as Exhibit F) representing options to purchase 500 shares of Common Stock to R.M. McPhee;

         FURTHER RESOLVED, the directors of the Company hereby approve, ratify, and confirm Option Certificate No. 7, dated August 9, 1999; between the Company and Thomas R. Magnuson, pursuant to which 500 shares of the Company's Common Stock $0.05 par value, may be purchased and otherwise transferred for a period of 2 years from the date herein for $0.05 per share, other consideration, and upon such other terms as set fort in the Option Certificate No.7, and in connection with the transaction, the Company shall issue Certificate Number 7 (a copy of which is attached hereto as Exhibit F) representing options to purchase 500 shares of Common Stock to Thomas R. Magnuson.

DIRECTORS:

We, the undersigned, being all of the Directors of Keystone Silver Mines, Inc. consent to the foregoing action without a meeting and waive notice of any meeting requirement by their signatures below.


/S/ S. Jeff Johnson
--------------------------------------------------------------------------------
S. JEFF JOHNSON (a facsimile signature shall be considered the same as an original signature)


/S/ Dwight Brehm
--------------------------------------------------------------------------------
DWIGHT BREHM (a facsimile signature shall be considered the same as an original signature)


/S/ Ronald L. McDonald
--------------------------------------------------------------------------------
RONALD L. McDONALD (a facsimile signature shall be considered the same as an original signature)

Page 2